UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 8, 2016

Central Index Key Number of the issuing entity: 0001664682
Morgan Stanley Capital I Trust 2016-UBS9
(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361
Morgan Stanley Capital I Inc.
(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557
Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001102113
Bank of America, National Association

Central Index Key Number of the sponsor: 0001541886
UBS Real Estate Securities Inc.
(Exact names of sponsors as specified in their charters)

Delaware	333-206582-01	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code

Registrant's telephone number, including area code: (212) 761-4000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of March 8, 2016, with respect to Morgan Stanley Capital I Trust 2016-UBS9. The purpose of this amendment is to correct the Commission File Number of the issuing entity shown on the cover page of the Form 8-K and to include the Central Index Key Numbers of the sponsors, the issuing entity and the depositor.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

5.1	Legality Opinion of Sidley Austin LLP, dated March 8, 2016. (Filed as Exhibit 5.1 to the Form 8-K under SEC File No. 333-206582-01 and incorporated by reference herein.)

8.1	Tax Opinion of Sidley Austin LLP, dated March 8, 2016 (included as part of Exhibit 5.1). (Filed as Exhibit 8.1 to the Form 8-K under SEC File No. 333-206582-01 and incorporated by reference herein.)

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1). (Filed as Exhibit 23.1 to the Form 8-K under SEC File No. 333-206582-01 and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.
By: /s/ Jane Lam

Name: Jane Lam
Title: Vice President

Date: April 7, 2016

EXHIBIT INDEX

Exhibit Number	Description

5.1	Legality Opinion of Sidley Austin LLP, dated March 8, 2016. (Filed as Exhibit 5.1 to the Form 8-K under SEC File No. 333-206582-01 and incorporated by reference herein.)
8.1	Tax Opinion of Sidley Austin LLP, dated March 8, 2016 (included as part of Exhibit 5.1). (Filed as Exhibit 8.1 to the Form 8-K under SEC File No. 333-206582-01 and incorporated by reference herein.)
23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1). (Filed as Exhibit 23.1 to the Form 8-K under SEC File No. 333-206582-01 and incorporated by reference herein.)

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